SUPPLEMENT DATED AUGUST 24, 2015

TO THE INVESTOR CLASS PROSPECTUS OF

MATTHEWS ASIA FUNDS

DATED APRIL 30, 2015 (AS SUPPLEMENTED)

The Matthews Pacific Tiger Fund (MAPTX) will resume accepting orders to purchase shares from new investors effective August 24, 2015.

As of August 24, 2015, all references in the Prospectus to the Matthews Pacific Tiger Fund being closed to new investors (including page 17 of the Prospectus) or investing in or exchanging shares into a closed fund, and the information under the caption “Who Can Invest in a Closed Fund?” (page 85 of the Prospectus) are hereby removed in their entirety.

Please refer to page 82 of the Prospectus for information on how to purchase shares of the Matthews Pacific Tiger Fund.

Please retain this Supplement with your records.